EXHIBIT 99.1

SUBJECT TO REVISION
SERIES TERM SHEET DATED March 7, 2001


                                 $1,545,123,000
                                  (APPROXIMATE)

                         HOMEQ RESIDENTIAL TRUST 2001-I
                                [OBJECT OMITTED]


                           HOMEQ SERVICING CORPORATION
                          (Representative and Servicer)

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the HomEq Asset Backed Certificates, Series 2001-I. The Series Term Sheet has been prepared by First Union Securities, Inc. based on collateral information provided by HomEq Servicing Corporation for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE ASSET BACKED CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


[GRAPHIC OMITTED]

                          FIRST UNION SECURITIES, INC.

OFFERED CERTIFICATES

TO MATURITY:
------------------------------------------------------------------------------------------------------------------------------
                                                                           PRIN. PMT.    EXPECTED    STATED       EXPECTED
                    APPROX.        % OF                       ESTIMATED      WINDOW        FINAL      FINAL       RATINGS
  CERTIFICATES      SIZE ($)     TOTAL (1)    BENCHMARK*      WAL(YRS)       (DATES)     MATURITY   MATURITY    S&P/MOODY'S
------------------------------------------------------------------------------------------------------------------------------
CLASS AH-1        $404,088,000     26.15%                        1.00      4/01- 7/03    7/15/13     3/15/13      AAA/Aaa
CLASS AH-2        $101,027,000      6.54%                        3.00    7/03 - 12/06   12/15/06     4/15/19      AAA/Aaa
CLASS AH-3          $7,723,000      0.50%                        6.18    12/06 - 12/07  12/15/07     7/15/20      AAA/Aaa
CLASS AH-4         $25,072,000      1.62%                       10.00    12/07 - 12/18  12/15/18    10/15/26      AAA/Aaa
CLASS MH-1         $76,531,000      4.95%                        6.57     8/04 - 7/18    7/15/18    10/15/26       AA/Aa2
CLASS MH-2         $58,601,000      3.79%                        6.49     6/04 - 1/18    1/15/18    10/15/26        A/A2
CLASS BH-1         $55,540,000      3.59%                        6.47     5/04 - 6/17    6/15/17    10/15/26      BBB/Baa
CLASS AL-1        $439,154,000     28.42%                        1.00     4/01 - 7/03    7/15/03    10/15/14      AAA/Aaa
CLASS AL-2        $113,552,000      7.35%                        3.00     7/03 - 6/06    6/15/06     2/15/20      AAA/Aaa
CLASS AL-3         $11,736,000      0.76%                        5.84     6/06 - 9/07    9/15/07    10/15/21      AAA/Aaa
CLASS AL-4         $32,465,000      2.10%                       10.00     9/07 - 9/19    9/15/19     7/15/31      AAA/Aaa
CLASS ML-1         $89,391,000      5.79%                        6.77     6/04 - 4/19    4/15/19     7/15/31       AA/Aa2
CLASS ML-2         $66,323,000      4.29%                        6.75     5/04 - 9/18    9/15/18     7/15/31        A/A2
CLASS BL-1         $63,920,000      4.14%                        6.73     4/04 - 2/18    2/15/18     7/15/31      BBB/Baa
------------------------------------------------------------------------------------------------------------------------------
4/15/19
*BENCHMARK OFF INTERPOLATED SWAP CURVE PLUS A MARGIN.
(1) BASED ON APPROXIMATE SIZE OF TOTAL OFFERED CERTIFICATES.



TO 10% CLEANUP CALL:
------------------------------------------------------------------------------------------------------------------------------
                                                                           PRIN. PMT.    EXPECTED    STATED       EXPECTED
                    APPROX.        % OF                       ESTIMATED      WINDOW        FINAL      FINAL       RATINGS
  CERTIFICATES      SIZE ($)     TOTAL (1)    BENCHMARK*      WAL(YRS)       (DATES)     MATURITY   MATURITY    S&P/MOODY'S
------------------------------------------------------------------------------------------------------------------------------
CLASS AH-1        $404,088,000     26.15%                        1.00       4/01-7/03    7/15/03     3/15/13      AAA/Aaa
CLASS AH-2        $101,027,000      6.54%                        3.00      7/03-12/06   12/15/06     4/15/19      AAA/Aaa
CLASS AH-3          $7,723,000      0.50%                        6.18     12/06-12/07   12/15/07     7/15/20      AAA/Aaa
CLASS AH-4         $25,072,000      1.62%                        8.43      12/07-4/10    4/15/10    10/15/26      AAA/Aaa
CLASS MH-1         $76,531,000      4.95%                        6.00       8/04-4/10    4/15/10    10/15/26       AA/Aa2
CLASS MH-2         $58,601,000      3.79%                        5.94       6/04-4/10    4/15/10    10/15/26        A/A2
CLASS BH-1         $55,540,000      3.59%                        5.92       5/04-4/10    4/15/10    10/15/26      BBB/Baa
CLASS AL-1        $439,154,000     28.42%                        1.00       4/01-7/03    7/15/03    10/15/14      AAA/Aaa
CLASS AL-2        $113,552,000      7.35%                        3.00       7/03-6/06    6/15/06     2/15/20      AAA/Aaa
CLASS AL-3         $11,736,000      0.76%                        5.84       6/06-9/07    9/15/07    10/15/21      AAA/Aaa
CLASS AL-4         $32,465,000      2.10%                        8.36       9/07-4/10    4/15/10     7/15/31      AAA/Aaa
CLASS ML-1         $89,391,000      5.79%                        6.10       6/04-4/10    4/15/10     7/15/31       AA/Aa2
CLASS ML-2         $66,323,000      4.29%                        6.09       5/04-4/10    4/15/10     7/15/31        A/A2
CLASS BL-1         $63,920,000      4.14%                        6.08       4/04-4/10    4/15/10     7/15/31      BBB/Baa

------------------------------------------------------------------------------------------------------------------------------

*BENCHMARK OFF INTERPOLATED SWAP CURVE PLUS A MARGIN.

(1) BASED ON APPROXIMATE SIZE OF TOTAL OFFERED CERTIFICATES.

NOTE: PREPAYMENTS ARE ASSUMED TO BE A CONSTANT (I) 20% CPR WITH RESPECT TO POOL
I LOANS, AND (II) 20% CPR WITH RESPECT TO POOL II LOANS.

                                               SENSITIVITY ANALYSIS

                                               PROJECTED PERFORMANCE
                                       UNDER VARYING PREPAYMENT ASSUMPTIONS

POOL I
TO MATURITY:

----------------------------------- ----------- -------------- ------------ ------------- ------------- ------------- ------------
% CPR                                 10.0%        15.0%         18.0%         20.0%         22.0%         25.0%        30.0%

CLASS AH-1
Avg. Life (yrs.)                       1.85         1.31          1.11          1.00          0.91          0.80         0.67
Window (begin-end)                     1-51         1-36          1-31          1-28          1-25          1-22         1-18
Expected Final Maturity              6/15/05       3/15/04      10/15/03      7/15/03       4/15/03       1/15/03       9/15/02

CLASS AH-2
Avg. Life (yrs.)                       5.64         4.06          3.44          3.00          2.47          2.16         1.78
Window (begin-end)                    51-119        36-88         31-76        28-69         25-35         22-31         18-25
Expected Final Maturity              2/15/11       7/15/08       7/15/07      12/15/06      2/15/04       10/15/03      4/15/03

CLASS AH-3
Avg. Life (yrs.)                      10.64         7.89          6.79          6.18          2.92          2.56         2.11
Window (begin-end)                   119-137       88-103         76-88        69-81         35-36         31-31         25-26
Expected Final Maturity              8/15/12      10/15/09       7/15/08      12/15/07      3/15/04       10/15/03      5/15/03

CLASS AH-4
Avg. Life (yrs.)                      15.39         12.38         10.86        10.00          8.24          2.70         2.22
Window (begin-end)                   137-273       103-247       88-224        81-213        36-201        31-34         26-28
Expected Final Maturity              12/15/23     10/15/21      11/15/19      12/15/18      12/15/17      1/15/04       7/15/03

CLASS MH-1
Avg. Life (yrs.)                      10.60         8.17          7.08          6.57          6.69          6.53         2.60
Window (begin-end)                    63-271       45-242        38-219        41-208        50-196        34-183        28-35
Expected Final Maturity              10/15/23      5/15/21       6/15/19      7/15/18       7/15/17       6/15/16       2/15/04

CLASS MH-2
Avg. Life (yrs.)                      10.60         8.16          7.07          6.49          6.13          6.01         6.89
Window (begin-end)                    63-267       45-234        38-214        39-202        43-189        50-171       35-156
Expected Final Maturity              6/15/23       9/15/20       1/15/19      1/15/18       12/15/16      6/15/15       3/15/14

CLASS BH-1
Avg. Life (yrs.)                      10.59         8.15          7.06          6.47          6.02          5.60         5.58
Window (begin-end)                    63-262       45-225        38-208        38-195        41-182        44-164       52-140
Expected Final Maturity              1/15/23      12/15/19       7/15/18      6/15/17       5/15/16       11/15/14     11/15/12
----------------------------------- ----------- -------------- ------------ ------------- ------------- ------------- ------------

                                               PROJECTED PERFORMANCE
                                       UNDER VARYING PREPAYMENT ASSUMPTIONS

POOL II
TO MATURITY:

--------------------------------- -------------- ------------- ------------- -------------- ------------- -------------- -----------
% CPR                                 10.0%         15.0%         18.0%          20.0%         22.0%          25.0%          30.0%

CLASS AL-1
Avg. Life (yrs.)                      1.92           1.32          1.11          1.00           0.91           0.80          0.66
Window (begin-end)                    1-53           1-37          1-31          1-28           1-25          1-22           1-18
Expected Final Maturity              8/15/05       4/15/04       10/15/03       7/15/03       4/15/03        1/15/03        9/15/02

CLASS AL-2
Avg. Life (yrs.)                      5.74           4.01          3.36          3.00           2.49          2.17           1.77
Window (begin-end)                   53-115         37-83         31-70          28-63         25-35          22-31          18-25
Expected Final Maturity             10/15/10       2/15/08       1/15/07        6/15/06       2/15/04       10/15/03        4/15/03

CLASS AL-3
Avg. Life (yrs.)                      10.52          7.63          6.47          5.84           3.23          2.60           2.13
Window (begin-end)                   115-138        83-101        70-86          63-78         35-71          31-32          25-26
Expected Final Maturity              9/15/12       8/15/09       5/15/08        9/15/07       2/15/07       11/15/03        5/15/03

CLASS AL-4
Avg. Life (yrs.)                      15.81         12.54         10.92          10.00          9.18          2.77           2.26
Window (begin-end)                   138-277       101-257        86-237        78-222         71-210         32-35          26-29
Expected Final Maturity              4/15/24       8/15/22       12/15/20       9/15/19       9/15/18        2/15/04        8/15/03

CLASS ML-1
Avg. Life (yrs.)                      11.37          8.63          7.42          6.77           6.58          7.09           2.92
Window (begin-end)                   67-275         47-253        39-231        39-217         46-205        35-191         29-161
Expected Final Maturity              2/15/24       4/15/22       6/15/20        4/15/19       4/15/18        2/15/17        8/15/14

CLASS ML-2
Avg. Life (yrs.)                      11.37          8.62          7.41          6.75           6.28          5.97           7.40
Window (begin-end)                   67-272         47-246        39-223        38-210         42-197        48-177         62-151
Expected Final Maturity             11/15/23       9/15/21       10/15/19       9/15/18       8/15/17       12/15/15       10/15/13

CLASS BL-1
Avg. Life (yrs.)                      11.36          8.61          7.40          6.73           6.21          5.68           5.42
Window (begin-end)                   67-269         47-238        39-216        37-203         39-189        43-169         49-143
Expected Final Maturity              8/15/23       1/15/21       3/15/19        2/15/18       12/15/16       4/15/15        2/15/13
--------------------------------- -------------- ------------- ------------- -------------- ------------- -------------- -----------

                                               PROJECTED PERFORMANCE
                                       UNDER VARYING PREPAYMENT ASSUMPTIONS

POOL I
TO 10% CLEANUP CALL:

----------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -----------
% CPR                                   10.0%        15.0%         18.0%         20.0%        22.0%        25.0%       30.0%

CLASS AH-1
Avg. Life (yrs.)                         1.85         1.31          1.11          1.00         0.91         0.80        0.67
Window (begin-end)                       1-51         1-36          1-31          1-28         1-25         1-22        1-18
Expected Final Maturity               6/15/05      3/15/04      10/15/03       7/15/03      4/15/03      1/15/03     9/15/02

CLASS AH-2
Avg. Life (yrs.)                         5.64         4.06          3.44          3.00         2.47         2.16        1.78
Window (begin-end)                     51-119        36-88         31-76         28-69        25-35        22-31       18-25
Expected Final Maturity               2/15/11      7/15/08       7/15/07      12/15/06      2/15/04     10/15/03     4/15/03

CLASS AH-3
Avg. Life (yrs.)                        10.64         7.89          6.79          6.18         2.92         2.56        2.11
Window (begin-end)                    119-137       88-103         76-88         69-81        35-36        31-31       25-26
Expected Final Maturity               8/15/12     10/15/09       7/15/08      12/15/07      3/15/04     10/15/03     5/15/03

CLASS AH-4
Avg. Life (yrs.)                        13.85        10.71          9.26          8.43         6.74         2.70        2.22
Window (begin-end)                    137-178      103-138        88-120        81-109       36-100        31-34       26-28
Expected Final Maturity               1/15/16      9/15/12       3/15/11       4/15/10      7/15/09      1/15/04     7/15/03

CLASS MH-1
Avg. Life (yrs.)                        10.05         7.57          6.50          6.00         6.15         5.58        2.60
Window (begin-end)                     63-178       45-138        38-120        41-109       50-100        34-88       28-35
Expected Final Maturity               1/15/16      9/15/12       3/15/11       4/15/10      7/15/09      7/15/08     2/15/04

CLASS MH-2
Avg. Life (yrs.)                        10.05         7.57          6.50          5.94         5.60         5.52        5.39
Window (begin-end)                     63-178       45-138        38-120        39-109       43-100        50-88       35-73
Expected Final Maturity               1/15/16      9/15/12       3/15/11       4/15/10      7/15/09      7/15/08     4/15/07

CLASS BH-1
Avg. Life (yrs.)                        10.05         7.57          6.50          5.92         5.51         5.12        5.16
Window (begin-end)                     63-178       45-138        38-120        38-109       41-100        44-88       52-73
Expected Final Maturity               1/15/16      9/15/12       3/15/11       4/15/10      7/15/09      7/15/08     4/15/07
----------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -----------

                                               PROJECTED PERFORMANCE
                                       UNDER VARYING PREPAYMENT ASSUMPTIONS

POOL II
TO 10% CLEANUP CALL:

----------------------------------- ----------- ----------- ------------ ------------- ----------- ------------- -----------
% CPR                                    10.0%       15.0%        18.0%         20.0%       22.0%         25.0%       30.0%

CLASS AL-1
Avg. Life (yrs.)                          1.92        1.32         1.11          1.00        0.91          0.80        0.66
Window (begin-end)                        1-53        1-37         1-31          1-28        1-25          1-22        1-18
Expected Final Maturity                8/15/05     4/15/04     10/15/03       7/15/03     4/15/03       1/15/03     9/15/02

CLASS AL-2
Avg. Life (yrs.)                          5.74        4.01         3.36          3.00        2.49          2.17        1.77
Window (begin-end)                      53-115       37-83        31-70         28-63       25-35         22-31       18-25
Expected Final Maturity               10/15/10     2/15/08      1/15/07       6/15/06     2/15/04      10/15/03     4/15/03

CLASS AL-3
Avg. Life (yrs.)                         10.52        7.63         6.47          5.84        3.23          2.60        2.13
Window (begin-end)                     115-138      83-101        70-86         63-78       35-71         31-32       25-26
Expected Final Maturity                9/15/12     8/15/09      5/15/08       9/15/07     2/15/07      11/15/03     5/15/03

CLASS AL-4
Avg. Life (yrs.)                         13.98       10.69         9.22          8.36        7.65          2.77        2.26
Window (begin-end)                     138-178     101-138       86-120        78-109      71-100         32-35       26-29
Expected Final Maturity                1/15/16     9/15/12      3/15/11       4/15/10     7/15/09       2/15/04     8/15/03

CLASS ML-1
Avg. Life (yrs.)                         10.61        7.87         6.72          6.10        5.95          6.00        2.76
Window (begin-end)                      67-178      47-138       39-120        39-109      46-100         35-88       29-73
Expected Final Maturity                1/15/16     9/15/12      3/15/11       4/15/10     7/15/09       7/15/08     4/15/07

CLASS ML-2
Avg. Life (yrs.)                         10.61        7.87         6.72          6.09        5.66          5.40        5.92
Window (begin-end)                      67-178      47-138       39-120        38-109      42-100         48-88       62-73
Expected Final Maturity                1/15/16     9/15/12      3/15/11       4/15/10     7/15/09       7/15/08     4/15/07

CLASS BL-1
Avg. Life (yrs.)                         10.61        7.87         6.72          6.08        5.60          5.13        4.96
Window (begin-end)                      67-178      47-138       39-120        37-109      39-100         43-88       49-73
Expected Final Maturity                1/15/16     9/15/12      3/15/11       4/15/10     7/15/09       7/15/08     4/15/07
----------------------------------- ----------- ----------- ------------ ------------- ----------- ------------- -----------

TERMS OF THE OFFERING

MANAGERS:                          FIRST UNION SECURITIES, INC. (LEAD MANAGER
                                   AND BOOK RUNNER) Salomon Smith Barney
                                   (Co-manager)

REPRESENTATIVE & SERVICER:         HomEq Servicing Corporation (sometimes
                                   referred to hereinafter as "HomEq" or the "Servicer")

SPECIAL SERVICER:                  To be determined at a later date.

ORIGINATORS:                       HomEq Servicing Corporation and its
                                   subsidiaries. HomEq Servicing Corporation was formerly known as TMS Mortgage, Inc., and is a wholly-owned subsidiary of The Money Store
                                   Inc., which is a wholly-owned subsidiary of First Union National Bank.

TRUSTEE:                           Wells Fargo Bank Minnesota, National
                                   Association

CUSTODIAN:                         First Union National Bank

FHA CUSTODIAN:                     First Union Trust Company, National
                                   Association

TRUST ADMINISTRATOR:               First Union National Bank

SERVICING FEE:                     0.75% of the Outstanding Pool Balance

TRUSTEE FEE:                       0.0025% of the Outstanding Pool Balance

CUSTODIAL FEE:                     0.01% of the Outstanding Pool Balance

TRUST ADMINISTRATOR FEE:           0.006% of the Outstanding Pool Balance

CUT-OFF DATE:                      February 28, 2001

DATED DATE:                        March 1, 2001

EXPECTED PRICING:                  Week of March 12, 2001

EXPECTED CLOSING DATE:             March 22, 2001 through DTC, Euroclear and
                                   CEDEL.

REMITTANCE DATE:                   The Remittance Date for the Certificates will
                                   be on the 15th of each month or if such day is not a Business Day, the next succeeding
                                   Business Day, commencing April 16, 2001.

RECORD DATE:                       For any Remittance Date, the last day of the
                                   preceding calendar month.

DELAY DAYS:                        14 day delay on all Certificates.

PREPAYMENT ASSUMPTION:             With respect to Pool I Loans, 20% CPR, and
                                   with respect to Pool II Loans, 20% CPR.

COLLATERAL POOL:                   The statistical information presented in this
                                   memorandum concerning the collateral is based on the characteristics as of January 31, 2001
                                   (the "Statistical Calculation Date") of two preliminary pools of loans: Pool I (the "Pool
                                   I Loans") and Pool II ("Pool II Loans" and, together with the Pool I Loans, the "Mortgage
                                   Loans"). On the Closing Date, the principal balances of the Mortgage Loans to be delivered to the Trust will be calculated as of the Cut-Off Date.

     POOL I LOANS                  The Pool I Loans consist of approximately
                                   41,140 fixed rate, closed-end home
                                   improvement loans having a combined
                                   loan-to-value ratio less than or equal to 100%, and which are secured by a first, second or more junior lien on primarily detached single family residences. The aggregate principal balance of the Pool I
                                   Loans is approximately $876,042,881.31 as of the Statistical Calculation Date.

     POOL II LOANS                 The Pool II Loans consist of approximately
                                   33,875 primarily fixed rate, closed-end (i) home improvement loans having combined loan-to-value ratios in excess of 100%, or
                                   (ii) home equity loans with combined
                                   loan-to-value ratios between 100% and 125%
                                   (except for (i) 2.06% of the Pool II Loans, which have a combined loan-to-value ratio greater than 125% and less than or equal to 130%, and (ii) 1.30% of the Pool II Loans, which have a combined loan-to-value ratio greater than 130%), and which are secured by a first lien on primarily one- to four-family residences. The aggregate principal balance of the Pool II Loans is approximately
                                   $962,101,796.86 as of the Statistical
                                   Calculation Date.

ADVANCES:                          The Servicer will advance for delinquent
                                   interest payments to the extent that such advances, in the Servicer's reasonable judgment, are reasonably recoverable from payments on or proceeds from the related
                                   Mortgage Loan.

COMPENSATING INTEREST:             If a Mortgage Loan prepays in whole or in
                                   part, the Servicer will pay a portion of its servicing compensation to the Trust so that certificateholders will receive a full month's interest on such prepaid amount.

OPTIONAL CLEANUP CALL:             10% Clean-up Call as a percentage of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-Off Date (the "Cut-Off
                                   Date Balance")

OPTIONAL PURCHASE:                 The Servicer may purchase defaulted Mortgage
                                   Loans in an amount up to 10% of the Cut-Off
                                   Date Balance. A defaulted Mortgage Loan is any Mortgage Loan which the borrower fails to pay in full three or more consecutive payments.

DENOMINATION:                      $25,000 and multiples of $1,000 in excess
                                   thereof.

TAX STATUS:                        REMIC, with Certificates designated as
                                   regular interests.

SMMEA:                             The Certificates ARE NOT SMMEA eligible.

ERISA: The Pool I Certificates ARE expected to be ERISA eligible. The Pool II Certificates ARE NOT expected to be ERISA eligible.

OFFERED CERTIFICATES:              Class AH-1, AH-2, AH-3 and AH-4 (the "Class
                                   AH Certificates"), and Class AL-1, AL-2, AL-3 and AL-4 (the "Class AL Certificates" and, together with the Class AH Certificates, the "Class A Certificates"); Class MH-1 and ML-1
                                   (the "Class M-1 Certificates"), and Class
                                   MH-2 and ML-2 (the "Class M-2 Certificates" and, together with the Class M-1
                                   Certificates, the "Class M Certificates");
                                   and Class BH-1 and Class BL-1 (together, the
                                   "Class B Certificates" and, along with the Class A Certificates and the Class M
                                   Certificates, the "Offered Certificates").

     POOL I CERTIFICATES           The Class AH, MH and BH-1 Certificates, which
                                   are Offered Certificates, and the Class BH-2
                                   Certificates, which will not be offered for sale. The Pool I Certificates will be backed primarily by payments on the Pool I Loans.

     POOL II CERTIFICATES          The Class AL, ML and BL-1 Certificates, which
                                   are Offered Certificates, and the Class BL-2
                                   Certificates, which will not be offered for sale. The Pool II Certificates will be backed primarily by payments on the Pool II Loans.

                                   In addition, the Trust will issue Class R and Class X Certificates, which will not be offered for sale.

CREDIT ENHANCEMENT:                Credit Enhancement will consist of
                                   over-collateralization, subordination, excess spread, limited cross-collateralization and, in the case of Mortgage Loans originated under Title I of the National Housing Act of
                                   1934 (the "FHA Loans"), partial insurance provided by the Federal Housing Authority
                                   (the "FHA").

                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                         CLASS             RATING        CLASS BALANCE %        INITIAL            TARGET
                                                       (S&P/MOODY'S)        OF TOTAL        ENHANCEMENT (1)    ENHANCEMENT (2)
                                                                         COLLATERAL (3)
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                           AH             AAA/Aaa            61.50%             38.50%             84.20%
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                          MH-1            AA/Aa2              8.75%             29.75%             66.70%
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                          MH-2             A/A2               6.70%             23.05%             53.30%
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                          BH-1           BBB/Baa2             6.35%             16.70%             40.60%
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                           AL             AAA/Aaa            62.10%             37.90%             83.70%
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                          ML-1            AA/Aa2              9.30%             28.60%             65.10%
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                          ML-2             A/A2               6.90%             21.70%             51.30%
                                    ----------------- ----------------- ------------------ ------------------ ------------------
                                          BL-1           BBB/Baa2             6.65%             15.05%             38.00%
                                    ----------------- ----------------- ------------------ ------------------ ------------------

(1)  INCLUDES SUBORDINATION AND INITIAL OVER-COLLATERALIZATION.

(2)  INCLUDES SUBORDINATION AND OVER-COLLATERALIZATION REQUIREMENT.

(3)  AS OF CUT-OFF DATE.


     OVER-COLLATERALIZATION        The initial over-collateralization for Pool I
                                   is expected to be 7.10% building to 10.70%.
                                   The initial over-collateralization for Pool
                                   II is expected to be 5.20% building to 9.15%.

     SUBORDINATION                 Payments on the Class B Certificates of a
                                   Pool will be subordinate to payments on the Class A and Class M Certificates of that
                                   Pool. Payments on the Class M-2 Certificates of a Pool will be subordinate to payments on the Class M-1 Certificates and Class A
                                   Certificates of that Pool. Payments on the Class M-1 Certificates of a Pool will be subordinate to payments on the Class A
                                   Certificates of that Pool. If losses are realized on the Mortgage Loans of a Pool, and the other forms of credit enhancement have been exhausted, the Certificates of that Pool will not be allocated any losses until the over-collateralization is eliminated.

     EXCESS SPREAD                 Excess Spread received on one Pool may be
                                   available to protect against certain losses on the Mortgage Loans in that Pool.

     CROSS-COLLATERALIZATION       Excess Spread received on one Pool also may
                                   provide limited cross-collateralization for certain losses on the other Pool.

     FHA INSURANCE                 With respect to approximately 16.9% of the
                                   Pool I Loans and 5.4% of the Pool II Loans, losses will be partially insured by the FHA.
                                   The amount of available insurance will vary over time and may be depleted.

INTEREST ACCRUAL:                  Interest accrues on each class of
                                   certificates on a 30/360 basis and is paid monthly on each Remittance Date. Interest accrues with respect to each Remittance Date during the immediately preceding calendar month.

                                   Interest accrues on each class of
                                   certificates at a fixed rate of interest.

STEP-UP COUPON FEATURE:            If the Optional 10% Clean-up Call is not
                                   exercised, the coupons on the Class AH-4, Class AL-4, Class M and Class B Certificates will each increase by 0.50% on the subsequent
                                   Distribution Dates.

PRINCIPAL PAYMENTS:                Prior to the Stepdown Date, principal will be
                                   paid (i) with respect to Pool I, to the Class
                                   AH-1 through Class AH-4, Class MH-1, Class
                                   MH-2 and Class BH sequentially in that order, and (ii) with respect to Pool II, to the Class AL-1 through Class AL-4, Class ML-1,
                                   Class ML-2 and Class BL sequentially in that order. After the Stepdown Date although principal will be allocated concurrently, priority of payments within a Pool will be given to Class AH-1 through Class AH-4 and Class AL-1 through Class AL-4, Class MH-1 and
                                   ML-1, as applicable, Class MH-2 and ML-2, as applicable, and Class BH-1 and Class BL-1, in that order.

TRIGGER EVENTS:                    A Trigger Event is IN EFFECT if, for any Pool
                                   and any Remittance Date, any of the following occur:

                                   1.   the Weighted Average Three-Month
                                        Sixty-Day Delinquency Ratio for that
                                        Pool exceeds 6.5% of the Pool Senior
                                        Enhancement Percentage in the case of
                                        Pool I or 6.0% of the Pool Senior
                                        Enhancement Percentage in the case of
                                        Pool II; or

                                   2. Cumulative Realized Losses for that Pool are greater than

                                        (a)  14% of the respective Pool from
                                             April 2004 through and including
                                             the Remittance Date in March 2005,
                                             or

                                        (b)  16% of the respective Pool from
                                             April 2005 through and including
                                             the Remittance Date in March 2006,
                                             or

                                        (c)  17% of the respective Pool for any
                                             Remittance Date thereafter.

                                   The "Sixty-Day Delinquency Ratio", as of any
                                   Remittance Date and with respect to each Pool, equals the fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding principal balances of all Mortgage Loans in that Pool that were delinquent 60 days or more as of the end of the immediately preceding calendar month (including Mortgage Loans in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the sum of the principal balances of all the Mortgage Loans in that Pool as of the end of the immediately preceding calendar month.

                                   The "Weighted Average Three-Month Sixty-Day
                                   Delinquency Ratio", as of any Remittance Date and with respect to each Pool, equals the average of the Sixty-Day Delinquency Ratios for such Remittance Date and for each of the two Remittance Dates immediately preceding such Remittance Date, weighted by the sum of the principal balances of the Mortgage Loans in that Pool as of the ends of the related calendar month.

PAYMENT PRIORITY:                  Principal and interest collections (net of
                                   the Servicing Fee, certain amounts used to reimburse the Servicer and amounts needed to pay any FHA Insurance Premiums) will be allocated as follows:

                                   1.   to pay the fees owing to the Trustee,
                                        the Custodian, the FHA Custodian and the Trust Administrator;

                                   2.   to the Class A Certificates, the
                                        respective Class Current Interest
                                        Requirement and the respective Interest
                                        Shortfall Carryforward Amount, if any,
                                        allocated among each Class of Class A
                                        Certificates of the applicable Pool pro
                                        rata in accordance with the Class
                                        Current Interest Requirement and
                                        Interest Shortfall Carryforward Amount,
                                        if any, of each such Class;

                                   3.   to the Class MH-1 and Class ML-1
                                        Certificates, the respective Class
                                        Current Interest Requirement and the
                                        respective Interest Shortfall
                                        Carryforward Amount, if any;

                                   4.   to the Class MH-2 and Class ML-2
                                        Certificates, the respective Class
                                        Current Interest Requirement and the
                                        respective Interest Shortfall
                                        Carryforward Amount, if any;

                                   5.   to the Class BH-1 and Class BL-1
                                        Certificates, the respective Class
                                        Current Interest Requirement and the
                                        respective Interest Shortfall
                                        Carryforward Amount, if any;

                                   6.   to the Class BH-2 and Class BL-2
                                        Certificates, the respective Class
                                        Current Interest Requirement and the
                                        respective Interest Shortfall
                                        Carryforward Amount, if any;

                                   7. to the Class A Certificates, the Class A Pool Principal Distribution Amount for the respective Pool allocated as follows:

                                        o    for any Remittance Date prior to
                                             the applicable Subordination
                                             Termination Date, from amounts in
                                             respect of Pool I, to the Class
                                             AH-1 through Class AH-4
                                             Certificates, sequentially in that
                                             order, and from amounts in respect
                                             of Pool II, to the Class AL-1
                                             through Class AL-4 Certificates,
                                             sequentially in that order, so that
                                             no Class A Certificate will receive
                                             a payment until the Class Principal
                                             Balance of each Class of Class A
                                             Certificates of the related Pool
                                             bearing a lower numerical
                                             designation has been reduced to
                                             zero; and;

                                        o    for any Remittance Date on and
                                             after the applicable Subordination
                                             Termination Date, PRO RATA among
                                             each Class of Class A Certificates
                                             of the applicable Pool in
                                             accordance with the respective
                                             outstanding Class Principal
                                             Balances of the Class A
                                             Certificates on such Remittance
                                             Date;

                                   8.   to the Class MH-1 and Class ML-1
                                        Certificates, the Class M-1 Pool
                                        Principal Distribution Amount for the
                                        respective Pool;

                                   9.   to the Class MH-2 and Class ML-2
                                        Certificates, the Class M-2 Pool
                                        Principal Distribution Amount for the
                                        respective Pool;

                                   10.  to the Class BH-1 and Class BL-1
                                        Certificates, the Class B-1 Pool
                                        Principal Distribution Amount for the
                                        respective Pool;

                                   11.  to the Class BH-2 and Class BL-2
                                        Certificates, the Class B-2 Pool
                                        Principal Distribution Amount for the
                                        respective Pool;

                                   12.  to the Class MH-1 and Class ML-1
                                        Certificates, the unpaid portion of any
                                        Pool Applied Realized Loss Amounts
                                        allocated previously to such
                                        Certificates;

                                   13.  to the Class MH-2 and Class ML-2
                                        Certificates, the unpaid portion of any
                                        Pool Applied Realized Loss Amounts
                                        allocated previously to such
                                        Certificates;

                                   14.  to the Class BH-1 and Class BL-1
                                        Certificates, the unpaid portion of any
                                        Pool Applied Realized Loss Amounts
                                        allocated previously to such
                                        Certificates;

                                   15.  to the Class BH-2 and Class BL-2
                                        Certificates, the unpaid portion of any
                                        Pool Applied Realized Loss Amounts
                                        allocated previously to such
                                        Certificates;

                                   16.  to the Servicer, amounts reimbursable
                                        pursuant to the Agreement;

                                   17.  from one Pool to the other Pool to pay
                                        any amounts remaining unpaid pursuant to clauses 12-15, inclusive, above; and

                                   18. any remainder to the Class X and Class R Certificates.

CERTAIN DEFINITIONS:

     POOL APPLIED REALIZED
     LOSS AMOUNT                   For each Pool and on any Remittance Date,
                                   after taking into account all Realized Losses experienced during the preceding Due Period on Loans in that Pool and after taking into account the distribution of the Pool
                                   Principal Distribution Amount to the
                                   Certificates of that Pool, an amount equal to the excess, if any, of:

                                   o the aggregate Class Principal Balance of the Certificates of that Pool, over

                                   o    the aggregate principal balance of the
                                        Loans of that Pool as of the end of the
                                        related Due Period.

     POOL PRINCIPAL
     DISTRIBUTION AMOUNT           For each Pool and any Remittance Date, the
                                   excess of:

                                   (A)  the sum, without duplication of,

                                   (1)  each payment of principal received by
                                        the Servicer or any subservicer,
                                        exclusive of Curtailments, principal
                                        prepayments and amounts described in
                                        clause (3) of this definition, during
                                        the related Due Period with respect to
                                        the Loans of the related Pool,

                                   (2)  all Curtailments and all principal
                                        prepayments received by the Servicer or
                                        any subservicer during the related Due
                                        Period with respect to the Loans of the
                                        related Pool,

                                   (4)  the principal portion of all insurance
                                        proceeds, Released Mortgaged Property
                                        Proceeds and Net Liquidation Proceeds
                                        received by the Servicer or any
                                        subservicer, and the principal portion
                                        of any FHA Payments received by the
                                        Claims Administrator with respect to
                                        principal on a Loan during the related
                                        Due Period with respect to the Loans of
                                        the related Pool,

                                   (4)  that portion of the purchase price for
                                        any Loan of the related Pool purchased
                                        by the Servicer or the Representative
                                        which represents principal and any
                                        substitution adjustments, in either case to the extent received by or on behalf of the Trustee as of the related Determination Date,

                                   (5)  any proceeds representing principal
                                        received by or on behalf of the Trustee
                                        in connection with the liquidation or
                                        termination of the Trust and allocated
                                        to the related Pool, and

                                   (6)  the Pool Accelerated Principal
                                        Distribution Amount for the applicable
                                        Pool and Remittance Date, OVER

                                   (B)  the amount of any Subordination
                                        Reduction Amount for the applicable Pool and Remittance Date.

     POOL SENIOR
     ENHANCEMENT PERCENTAGE        For any Pool and Remittance Date is the
                                   percentage obtained by dividing:

                                   (A)  the sum of

                                   (1) the aggregate Class Principal Balance of the Class M Certificates and the Class B Certificates of that Pool, and

                                   (2)  the Spread Amount of that Pool,

                                   in each case after giving effect to the
                                   distribution of the Pool Principal
                                   Distribution Amount to that Pool on the
                                   applicable Remittance Date, by

                                   (B)  the aggregate principal balance of the
                                        Loans in that Pool as of the last day of the related Due Period.

     POOL SENIOR SPECIFIED
     ENHANCEMENT PERCENTAGE        84.20% for Pool I and 83.70% for Pool II.

     POOL SPECIFIED
     SUBORDINATED AMOUNT           For any Pool and Remittance Date:

                                   o    prior to the applicable Stepdown
                                        Date,10.70% of the related Pool Original
                                        Collateral Amount in the case of Pool I
                                        and 9.15% of the related Pool Original
                                        Collateral Amounts in the case of Pool
                                        II, and

                                   o    on and after the applicable Stepdown
                                        Date, the greater of

                                   (1)  21.40% of the then current aggregate
                                        principal balance of the Loans in Pool
                                        I, or 18.30% of the then current
                                        aggregate principal balance of the Loans in Pool II, as the case may be, in each case as of the last day of the related Due Period, and

                                   (2)  0.50% of the related Pool Original
                                        Collateral Amount in the case of Pool I
                                        and 0.50% of the related Pool Original
                                        Collateral Amounts in the case of Pool
                                        II;

                                   provided that upon the occurrence and during the continuance of a Trigger Event for a Pool, the Pool Specified Subordinated Amount for that Pool will equal the Pool Specified Subordinated Amount for that Pool as of the immediately preceding Remittance Date.

     STEPDOWN DATE                 For each Pool, the earlier to occur of:

                                   (1)  the later to occur of

                                   (A)  the Remittance Date in April 2004, with
                                        respect to Pool I and Pool II

                                   (B)  the first Remittance Date on which the
                                        Pool Senior Enhancement Percentage for
                                        the applicable Pool, after taking into
                                        account distributions of principal to
                                        the Certificates of that Pool on the
                                        applicable Remittance Date, is greater
                                        than or equal to the Pool Senior
                                        Specified Enhancement Percentage for
                                        that Pool

                                   (C) the collateral balance as of the related due period is less than 50% of the original collateral balance, and

                                   (2)  the Remittance Date on which the
                                        aggregate Class Principal Balance of the Class A Certificates for that Pool has been reduced to zero.

     SUBORDINATED
     DEFICIENCY AMOUNT             For any Pool and any Remittance Date, the
                                   excess, if any, of:

                                   (1)  the Pool Specified Subordinated Amount
                                        for that Pool and Remittance Date, over

                                   (2)  the then current Spread Amount for that
                                        Pool, after giving effect to all
                                        payments previously made to the
                                        Certificates of that Pool on that
                                        Remittance Date.

     SUBORDINATION
     REDUCTION AMOUNT              On any Pool and any Remittance Date, the
                                   lesser of:

                                   (1)  the sum of the amounts set forth in
                                        clauses (A) (1) through (5) of the
                                        definition of Pool Principal
                                        Distribution Amount for that Pool, and

                                   (2)  the excess, if any, of the then current
                                        Spread Amount for that Pool over the
                                        then current Pool Specified Subordinated
                                        Amount for that Pool.

     SUBORDINATION
     TERMINATION DATE              For each Pool, the Remittance Date on which
                                   the aggregate Class Principal Balance of the Class M Certificates and Class B Certificates for that Pool have been reduced to zero.

POOL I STATISTICS

Set forth below is a description of certain characteristics of the Pool I Loans as of the Statistical Calculation Date. Certain of the percentage columns may not sum to 100.00% due to rounding.


                                                      POOL I
                                        GEOGRAPHICAL DISTRIBUTION OF LOANS
                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
GEOGRAPHICAL DISTRIBUTION                                   LOANS            LOAN BALANCE            LOAN BALANCE
-------------------------                                   -----            ------------            ------------
Alaska............................................              66           $  2,188,397.01               0.25%
Arizona...........................................           1,983             47,137,021.22               5.38
Arkansas..........................................             398              4,883,405.66               0.56
California........................................          10,460            286,877,572.33              32.75
Colorado..........................................             642             15,309,531.72               1.75
Connecticut.......................................             291              5,943,105.24               0.68
Delaware..........................................             133              2,304,236.70               0.26
District of Columbia..............................              73              1,179,168.72               0.13
Florida...........................................           2,983             70,619,387.89               8.06
Georgia...........................................           1,119             22,583,332.81               2.58
Hawaii............................................              18                420,771.21               0.05
Idaho.............................................             294              5,878,624.54               0.67
Illinois..........................................           1,516             25,092,011.86               2.86
Indiana...........................................             586             11,104,998.52               1.27
Iowa..............................................             359              6,241,255.31               0.71
Kansas............................................             479              6,906,408.28               0.79
Kentucky..........................................             250              4,303,837.61               0.49
Louisiana.........................................             565              8,989,241.25               1.03
Maine.............................................              40                973,757.22               0.11
Maryland..........................................             905             13,736,410.08               1.57
Massachusetts.....................................             222              5,104,805.23               0.58
Michigan..........................................             954             17,959,603.68               2.05
Minnesota.........................................             352              7,751,277.50               0.88
Mississippi.......................................             416              6,475,700.12               0.74
Missouri..........................................             921             14,224,193.24               1.62
Montana...........................................              64              1,359,017.12               0.16
Nebraska..........................................             169              3,540,302.61               0.40
Nevada............................................           1,358             34,775,132.19               3.97
New Hampshire.....................................              66              1,556,464.16               0.18
New Jersey........................................           1,103             20,708,744.91               2.36
New Mexico........................................             138              3,167,342.31               0.36
New York..........................................           1,631             33,249,884.40               3.80
North Carolina....................................             708             11,556,989.24               1.32
North Dakota......................................              16                341,017.61               0.04
Ohio..............................................           1,152             16,076,204.36               1.84
Oklahoma..........................................             653             10,484,236.93               1.20
Oregon............................................             531             12,532,274.70               1.43
Pennsylvania......................................           1,524             26,633,201.41               3.04
Rhode Island......................................              39              1,004,677.56               0.11
South Carolina....................................             243              4,354,751.60               0.50
South Dakota......................................              26                484,093.45               0.06
Tennessee.........................................             729             11,233,731.76               1.28
Texas.............................................           2,209             36,549,943.53               4.17
Utah..............................................             274              6,340,684.48               0.72
Vermont...........................................              10                203,099.11               0.02
Virginia..........................................             900             14,870,623.42               1.70
Washington........................................             999             21,336,305.35               2.44
West Virginia.....................................              69                977,637.52               0.11
Wisconsin.........................................             424              7,089,749.73               0.81
Wyoming...........................................              80              1,428,716.90               0.16
TOTAL.............................................          41,140           $876,042,881.31             100.00%




                                                      POOL I
                                    STATISTICAL CALCULATION DATE LOAN BALANCES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
STATISTICAL CALCULATION DATE LOAN BALANCES                  LOANS            LOAN BALANCE            LOAN BALANCE
------------------------------------------                  -----            ------------            ------------
$     0.01 -  10,000.00                                      8,191          $ 55,695,241.69               6.36%
 10,000.01 -  20,000.00                                     13,590           210,196,721.00              23.99
 20,000.01 -  30,000.00                                     10,879           269,344,544.70              30.75
 30,000.01 -  40,000.00                                      5,249           183,085,215.68              20.90
 40,000.01 -  50,000.00                                      2,805           132,121,679.29              15.08
 50,000.01 -  60,000.00                                        287            15,715,051.14               1.79
 60,000.01 -  70,000.00                                         84             5,422,533.72               0.62
 70,000.01 -  80,000.00                                         34             2,517,693.06               0.29
 80,000.01 and above                                            21             1,944,201.03               0.22
TOTAL......................................                 41,140          $876,042,881.31             100.00%



                                                      POOL I
                                              ORIGINAL LOAN BALANCES

                                                                                             PERCENTAGE OF
                                                                  AGGREGATE STATISTICAL       STATISTICAL
                                                   NUMBER OF        CALCULATION DATE        CALCULATION DATE
ORIGINAL LOAN BALANCES                               LOANS            LOAN BALANCE            LOAN BALANCE
----------------------                               -----            ------------            ------------
$     0.01 -  10,000.00                              7,198          $ 47,131,690.83               5.38%
 10,000.01 -  20,000.00                             13,726           202,886,742.42              23.16
 20,000.01 -  30,000.00                             11,354           274,284,309.47              31.31
 30,000.01 -  40,000.00                              5,412           185,653,783.01              21.19
 40,000.01 -  50,000.00                              2,920           135,408,383.68              15.46
 50,000.01 -  60,000.00                                373            19,782,295.88               2.26
 60,000.01 -  70,000.00                                 94             5,958,701.60               0.68
 70,000.01 -  80,000.00                                 40             2,893,730.67               0.33
 80,000.01 and Above                                    23             2,043,243.75               0.23
Above
TOTAL..................                             41,140          $876,042,881.31             100.00%

                                                      POOL I
                                                    LOAN RATES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
LOAN RATES                                                  LOANS            LOAN BALANCE            LOAN BALANCE
----------                                                  -----            ------------            ------------
 7.500% and below                                             65              $597,450.16               0.07%
 7.501 - 10.000                                            4,487           125,267,323.70              14.30
10.001 - 12.500                                           11,793           222,268,686.23              25.37
12.501 - 15.000                                           20,279           450,557,640.77              51.43
15.001 - 17.500                                            4,507            77,199,144.88               8.81
17.501 - 20.000                                                9               152,635.57               0.02
TOTAL...................                                  41,140          $876,042,881.31             100.00%



                                                      POOL I
                                              STATED PURPOSE OF LOAN

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
STATED PURPOSE OF LOAN                                      LOANS            LOAN BALANCE            LOAN BALANCE
----------------------                                      -----            ------------            ------------
Home                                                         41,140          $876,042,881.31             100.00%
Improvement
TOTAL.............................................           41,140          $876,042,881.31             100.00%

                                                      POOL I
                                         COMBINED LOAN-TO-VALUE RATIO (1)

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
COMBINED LOAN-TO-VALUE RATIO                                LOANS            LOAN BALANCE            LOAN BALANCE
-----------------------------                               -----            ------------            ------------
   0.001  -  5.000%                                              55           $   497,591.99               0.06%
   5.001  -  10.000                                             186             1,370,698.49               0.16
  10.001  -  15.000                                             320             2,973,009.71               0.34
  15.001  -  20.000                                             339             3,432,559.33               0.39
  20.001  -  25.000                                             351             4,301,603.69               0.49
  25.001  -  30.000                                             363             4,742,767.03               0.54
  30.001  -  35.000                                             383             5,941,309.63               0.68
  35.001  -  40.000                                             359             5,801,816.31               0.66
  40.001  -  45.000                                             442             6,905,550.54               0.79
  45.001  -  50.000                                             442             7,285,814.30               0.83
  50.001  -  55.000                                             554             8,799,942.03               1.00
  55.001  -  60.000                                             691            11,461,311.64               1.31
  60.001  -  65.000                                             922            15,398,701.53               1.76
  65.001  -  70.000                                           1,289            22,486,359.76               2.57
  70.001  -  75.000                                           1,970            36,785,386.66               4.20
  75.001  -  80.000                                           2,972            59,248,488.75               6.76
  80.001  -  85.000                                           4,676           100,796,528.52              11.51
  85.001  -  90.000                                           6,031           137,935,683.23              15.75
  90.001  -  95.000                                           7,977           186,008,070.41              21.23
  95.001  - 100.000                                          10,818           253,869,687.76              28.98
TOTAL.............................................           41,140          $876,042,881.31             100.00%


(1) The combined loan-to-value ratios (the "Combined Loan-to-Value Ratios") shown above are equal, with respect to each Loan, to (i) the sum of (a) the original principal balance of such Loan at the date of origination plus (b) the remaining balance of the senior lien(s), if any, at the date of origination of such Loan, minus (ii) premiums for credit life insurance, if any, divided by (iii) the sum of (a) the value of the related Mortgaged Property, based upon the owner's estimated value as stated on the loan application at the time of origination of such Loan plus (b) the cost of the home improvement up to 100% of such cost.

                                                      POOL I
                                    OCCUPANCY STATUS OF THE MORTGAGED PROPERTY

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
OCCUPANCY STATUS OF THE MORTGAGED PROPERTY                  LOANS            LOAN BALANCE            LOAN BALANCE
------------------------------------------                  -----            ------------            ------------
Investment                                                      305         $   7,632,305.70               0.87%
Primary                                                      40,801           867,630,420.71              99.04
Secondary                                                        34               780,154.90               0.09
TOTAL.............................................           41,140          $876,042,881.31             100.00%



                                                      POOL I
                                                    FICO SCORE

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
FICO SCORE                                                  LOANS            LOAN BALANCE            LOAN BALANCE
----------                                                  -----            ------------            ------------
Unknown                                                     4,470          $114,088,621.32              13.02%
421 - 440                                                      14               245,620.23               0.03
441 - 460                                                      41               729,612.18               0.08
461 - 480                                                     143             2,378,642.30               0.27
481 - 500                                                     358             5,832,699.68               0.67
501 - 520                                                     682            11,266,703.81               1.29
521 - 540                                                   1,077            18,648,146.72               2.13
541 - 560                                                   1,498            25,433,106.13               2.90
561 - 580                                                   2,038            35,463,946.39               4.05
581 - 600                                                   2,699            48,830,402.37               5.57
601 - 620                                                   3,834            72,894,492.40               8.32
621 - 640                                                   4,727            95,917,898.58              10.95
641 - 660                                                   4,832           104,474,272.04              11.93
661 - 680                                                   4,054            90,656,641.56              10.35
681 - 700                                                   3,090            71,217,520.07               8.13
701 - 720                                                   2,321            54,043,064.78               6.17
721 - 740                                                   1,802            42,722,772.41               4.88
741 - 760                                                   1,513            36,384,273.61               4.15
761 - 780                                                   1,166            27,225,222.13               3.11
781 - 800                                                     655            15,154,292.24               1.73
801 - 820                                                     126             2,434,930.36               0.28
TOTAL...........................................           41,140          $876,042,881.31             100.00%

                                                      POOL I
                                                   LIEN POSITION

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
LIEN POSITION                                               LOANS            LOAN BALANCE            LOAN BALANCE
-------------                                               -----            ------------            ------------
First                                                         2,037         $  31,331,912.13               3.58%
Second                                                       34,852           765,122,866.88              87.34
Third                                                         4,222            79,271,801.51               9.05
Fourth                                                           29               316,300.79               0.04
TOTAL.............................................           41,140          $876,042,881.31             100.00%


                                                      POOL I
                                                   DELINQUENCIES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
NUMBER OF DAYS DELINQUENT                                   LOANS            LOAN BALANCE            LOAN BALANCE
-------------------------                                   -----            ------------            ------------
0                                                            41,140          $876,042,881.31             100.00%
TOTAL.............................................           41,140          $876,042,881.31             100.00%


                                                      POOL I
                                                   AGE OF LOANS

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
AGE OF LOANS (MONTHS)                                       LOANS            LOAN BALANCE            LOAN BALANCE
---------------------                                       -----            ------------            ------------
 0                                                            3          $     98,400.36               0.01%
 1 -  3                                                      12               151,524.07               0.02
 4 -  6                                                   2,928            74,727,977.88               8.53
 7 -  9                                                   6,892           170,718,781.19              19.49
10 - 12                                                   5,714           131,499,804.65              15.01
13 - 15                                                   6,038           130,001,955.04              14.84
16 - 18                                                   6,480           126,470,351.95              14.44
19 - 21                                                   5,006            92,247,012.86              10.53
22 - 24                                                   1,449            28,843,253.61               3.29
25 - 27                                                   4,568            81,961,521.29               9.36
28 - 30                                                   1,774            34,021,787.30               3.88
31 - 33                                                     173             3,386,455.44               0.39
34 - 36                                                      37               791,896.02               0.09
37 - 39                                                      40               676,254.86               0.08
40 and more                                                  26               445,904.79               0.05
TOTAL.............................................       41,140          $876,042,881.31             100.00%

                                                      POOL I
                                         REMAINING TERM TO STATED MATURITY

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
REMAINING TERM TO STATED MATURITY (MONTHS)                  LOANS            LOAN BALANCE            LOAN BALANCE
------------------------------------------                  -----            ------------            ------------
   1 -  60                                                  1,682         $   9,418,410.50               1.08%
  61 - 120                                                  6,534            68,800,240.67               7.85
 121 - 180                                                  9,135           162,570,536.99              18.56
 181 - 240                                                 12,763           288,475,336.64              32.93
 241 - 300                                                 11,026           346,778,356.51              39.58
TOTAL...........................................           41,140          $876,042,881.31             100.00%



                                                      POOL I
                                         ORIGINAL TERM TO STATED MATURITY

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
ORIGINAL TERM TO STATED MATURITY (MONTHS)                   LOANS            LOAN BALANCE            LOAN BALANCE
-----------------------------------------                   -----            ------------            ------------
   1 -  60                                                  1,362            $7,552,502.95               0.86%
  61 - 120                                                  6,789            70,000,710.07               7.99
 121 - 180                                                  9,178           162,984,651.73              18.60
 181 - 240                                                 12,778           288,586,512.19              32.94
 241 - 300                                                 11,033           346,918,504.37              39.60
TOTAL...........................................           41,140          $876,042,881.31             100.00%

                                                      POOL I
                                           TYPES OF MORTGAGED PROPERTIES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
TYPES OF MORTGAGED PROPERTIES                               LOANS            LOAN BALANCE            LOAN BALANCE
-----------------------------                             ---------      ---------------------     -----------------

2-4 Family                                                    730         $  18,409,389.43               2.10%
Attached PUD                                                   44             1,326,973.58               0.15
Attached condo                                              1,333            33,565,778.90               3.83
Attached townhouse                                             48             1,101,066.48               0.13
Detached PUD                                                  161             4,699,034.97               0.54
Detached single family                                     38,526           809,411,839.60              92.39
Other                                                         298             7,528,798.35               0.86
TOTAL...........................................           41,140          $876,042,881.31             100.00%



                                                      POOL I
                                             AMORTIZATION TYPE OF LOAN

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
AMORTIZATION TYPE                                           LOANS            LOAN BALANCE            LOAN BALANCE
-----------------                                           -----            ------------            ------------
Fully Amortizing                                           41,134          $875,803,971.88            99.97%
Balloon                                                         6               238,909.43             0.03
TOTAL...........................................           41,140          $876,042,881.31           100.00%

POOL II STATISTICS


Set forth below is a description of certain characteristics of the Pool II Loans as of the Statistical Calculation Date. Certain of the percentage columns may not sum to 100.00% due to rounding.

                                                      POOL II
                                        GEOGRAPHICAL DISTRIBUTION OF LOANS

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
GEOGRAPHICAL DISTRIBUTION                                   LOANS            LOAN BALANCE            LOAN BALANCE
-------------------------                                   -----            ------------            ------------
Alaska...........................................                55         $   1,899,362.98               0.20%
Arizona..........................................             2,139            62,795,791.90               6.53
Arkansas.........................................                29               524,916.63               0.05
California.......................................             8,858           266,779,694.42              27.73
Colorado.........................................             1,143            34,390,084.94               3.57
Connecticut......................................               339             9,535,258.23               0.99
Delaware.........................................               147             4,131,487.07               0.43
District of Columbia.............................                25               338,805.07               0.04
Florida..........................................             3,689           107,172,234.15              11.14
Georgia..........................................             1,218            35,106,081.80               3.65
Hawaii...........................................                12               350,521.34               0.04
Idaho............................................               287             8,055,125.39               0.84
Illinois.........................................               892            24,257,472.26               2.52
Indiana..........................................               749            21,829,266.95               2.27
Iowa.............................................               188             5,019,278.54               0.52
Kansas...........................................               252             6,157,845.73               0.64
Kentucky.........................................               319             8,578,679.13               0.89
Louisiana........................................               252             7,372,071.54               0.77
Maine............................................                67             2,009,204.08               0.21
Maryland.........................................             1,112            26,207,896.40               2.72
Massachusetts....................................               279             7,464,820.97               0.78
Michigan.........................................               677            18,810,280.06               1.96
Minnesota........................................               413            12,030,840.05               1.25
Mississippi......................................               166             4,409,420.53               0.46
Missouri.........................................               568            14,840,739.16               1.54
Montana..........................................                56             1,569,242.10               0.16
Nebraska.........................................               170             4,779,195.73               0.50
Nevada...........................................             1,223            35,375,687.97               3.68
New Hampshire....................................               136             3,953,121.65               0.41
New Jersey.......................................               353             8,649,211.79               0.90
New Mexico.......................................               178             5,165,144.33               0.54
New York.........................................               869            22,733,700.02               2.36
North Carolina...................................               509            15,128,230.70               1.57
North Dakota.....................................                22               549,117.92               0.06
Ohio.............................................               982            25,283,763.56               2.63
Oklahoma.........................................               397            10,922,478.96               1.14
Oregon...........................................               675            19,755,977.45               2.05
Pennsylvania.....................................               706            17,884,430.22               1.86
Rhode Island.....................................                62             1,803,860.21               0.19
South Carolina...................................               233             6,829,221.68               0.71
South Dakota.....................................                42             1,124,271.83               0.12
Tennessee........................................               422            10,054,182.81               1.05
Texas............................................               194             3,414,843.00               0.35
Utah.............................................               491            14,653,156.71               1.52
Vermont..........................................                23               684,208.83               0.07
Virginia.........................................             1,000            25,898,100.06               2.69
Washington.......................................               828            23,587,415.64               2.45
West Virginia....................................                45             1,268,001.38               0.13
Wisconsin........................................               331             9,323,121.38               0.97
Wyoming..........................................                53             1,644,931.61               0.17
TOTAL.............................................           33,875          $962,101,796.86             100.00%



                                                      POOL II
                                       STATISTICAL CALCULATION LOAN BALANCES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
STATISTICAL CALCULATION DATE LOAN BALANCES                  LOANS            LOAN BALANCE            LOAN BALANCE
------------------------------------------                  -----            ------------            ------------
$      0.01 - 10,000.00                                     1,783          $ 11,693,138.31               1.22%
  10,000.01 - 20,000.00                                     5,961            98,084,090.65              10.19
  20,000.01 - 30,000.00                                    10,529           269,791,380.35              28.04
  30,000.01 - 40,000.00                                    12,686           435,880,805.13              45.31
  40,000.01 - 50,000.00                                     2,365           111,616,996.13              11.60
  50,000.01 - 60,000.00                                       315            17,156,517.94               1.78
  60,000.01 - 70,000.00                                       129             8,237,463.35               0.86
  70,000.01 - 80,000.00                                        71             5,318,823.98               0.55
  80,000.01 and Above                                          36             4,322,581.02               0.45
TOTAL...........................................           33,875          $962,101,796.86             100.00%



                                                      POOL II
                                              ORIGINAL LOAN BALANCES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
ORIGINAL LOAN BALANCES                                      LOANS            LOAN BALANCE            LOAN BALANCE
----------------------                                      -----            ------------            ------------
 $     0.01 -  10,000.00                                    1,630         $  10,469,543.06               1.09%
  10,000.01 -  20,000.00                                    5,797            93,654,397.80               9.73
  20,000.01 -  30,000.00                                   10,475           264,956,517.86              27.54
  30,000.01 -  40,000.00                                   12,891           440,011,121.77              45.73
  40,000.01 -  50,000.00                                    2,469           114,978,056.36              11.95
  50,000.01 -  60,000.00                                      357            19,034,640.64               1.98
  60,000.01 -  70,000.00                                      144             9,026,230.07               0.94
  70,000.01 -  80,000.00                                       60             4,402,705.40               0.46
  80,000.01 and Above                                          52             5,568,583.90               0.58
TOTAL...........................................           33,875          $962,101,796.86             100.00%

                                                      POOL II
                                                    LOAN RATES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
LOAN RATES                                                  LOANS            LOAN BALANCE            LOAN BALANCE
----------                                                  -----            ------------            ------------
  7.500% and below                                              10              $201,870.37               0.02%
  7.501 - 10.000                                               925            30,018,866.16               3.12
 10.001 - 12.500                                             4,450           120,415,212.14              12.52
 12.501 - 15.000                                            25,103           723,408,540.39              75.19
 15.001 - 17.500                                             3,385            88,019,473.22               9.15
 17.501 - 20.000                                                 2                37,834.58               *
TOTAL............................................           33,875          $962,101,796.86             100.00%
* Less than 0.01%


                                                      POOL II
                                              STATED PURPOSE OF LOAN

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
STATED PURPOSE OF LOAN                                      LOANS            LOAN BALANCE            LOAN BALANCE
----------------------                                      -----            ------------            ------------
Cashout                                                        210          $  5,458,889.23               0.57%
Debt Consolidation                                           1,805            55,530,558.58               5.77
Home Improvement                                            31,311           878,416,671.87              91.30
Purchase Money                                                  11               699,011.24               0.07
Rate/Term Refinance                                            537            21,977,869.28               2.28
Unknown                                                          1                18,796.66                *
TOTAL............................................           33,875          $962,101,796.86             100.00%

--------
* Less than 0.01%

                                                      POOL II
                                          COMBINED LOAN-TO-VALUE RATIO(1)

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
COMBINED LOAN-TO-VALUE RATIOS                               LOANS            LOAN BALANCE            LOAN BALANCE
-----------------------------                               -----            ------------            ------------
  50.001 -  55.000%                                              4           $    67,261.45               0.01%
  55.001 -  60.000                                               9               258,003.00               0.03
  60.001 -  65.000                                               1                10,327.10                *
  65.001 -  70.000                                               6               210,894.65               0.02
  70.001 -  75.000                                               8               224,337.50               0.02
  75.001 -  80.000                                               9               216,993.18               0.02
  80.001 -  85.000                                               4               160,755.96               0.02
  85.001 -  90.000                                              14               451,948.34               0.05
  90.001 -  95.000                                               5               195,452.88               0.02
  95.001 - 100.000                                             905            17,987,193.71               1.87
 100.001 - 105.000                                          10,055           251,522,790.02              26.14
 105.001 - 110.000                                           7,350           211,799,897.38              22.01
 110.001 - 115.000                                           7,076           214,309,958.46              22.28
 115.001 - 120.000                                           4,195           128,584,916.09              13.37
 120.001 - 125.000                                           3,184           103,813,804.45              10.79
 125.001 - 130.000                                             647            19,806,699.13               2.06
 130.001 and Above                                             403            12,480,563.56               1.30
TOTAL............................................           33,875          $962,101,796.86             100.00%

----------
* Less than 0.01%

(1) The combined loan-to-value ratios (the "Combined Loan-to-Value Ratios") shown above are equal, with respect to each Loan, to (i) the sum of (a) the original principal balance of such Loan at the date of origination, plus (b) the remaining balance of the senior liens, if any, at the date of origination of such Loan, minus (ii) premiums for credit life insurance, if any, divided by (iii) the sum of (a) the value of the related Mortgaged Property, based upon the owner's estimated value as stated on the loan application made at the time of origination of such Loan plus (b) the cost of the home improvement up to 100% of such cost, (if applicable).

                                                      POOL II
                                       OCCUPANCY STATUS OF MORTGAGE PROPERTY

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
OCCUPANCY STATUS OF MORTGAGED PROPERTY                      LOANS            LOAN BALANCE            LOAN BALANCE
--------------------------------------                      -----            ------------            ------------
Investment                                                       36         $   1,407,589.30               0.15%
Primary                                                      33,831           960,303,109.06              99.81
Secondary                                                         8               391,098.50               0.04
TOTAL.............................................           33,875          $962,101,796.86             100.00%



                                                      POOL II
                                                    FICO SCORE

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
FICO SCORE                                                  LOANS            LOAN BALANCE            LOAN BALANCE
----------                                                  -----            ------------            ------------
Unknown                                                      4,227         $ 130,451,179.96              13.56%
421 - 440                                                       11               292,817.89               0.03
441 - 460                                                       35               724,952.37               0.08
461 - 480                                                       71             1,420,990.69               0.15
481 - 500                                                      204             4,463,604.26               0.46
501 - 520                                                      359             8,265,188.53               0.86
521 - 540                                                      511            12,229,636.75               1.27
541 - 560                                                      764            18,425,209.35               1.92
561 - 580                                                    1,026            25,714,520.22               2.67
581 - 600                                                    1,659            42,935,842.75               4.46
601 - 620                                                    2,608            69,206,473.57               7.19
621 - 640                                                    3,815           104,047,873.44              10.81
641 - 660                                                    4,633           131,438,395.39              13.66
661 - 680                                                    4,390           128,053,531.58              13.31
681 - 700                                                    3,272            96,678,325.72              10.05
701 - 720                                                    2,453            73,075,650.10               7.60
721 - 740                                                    1,818            53,700,820.83               5.58
741 - 760                                                    1,196            36,778,836.86               3.82
761 - 780                                                      602            17,681,989.08               1.84
781 - 800                                                      195             5,726,181.07               0.60
801 - 820                                                       26               789,776.45               0.08
TOTAL............................................           33,875          $962,101,796.86             100.00%

                                                      POOL II
                                                   LIEN POSITION

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
LIEN POSITION                                               LOANS            LOAN BALANCE            LOAN BALANCE
-------------                                               -----            ------------            ------------
First                                                           117         $   6,803,795.19               0.71%
Second                                                       31,235           908,077,999.54              94.38
Third                                                         2,508            47,078,161.21               4.89
Fourth                                                           15               141,840.92               0.01
TOTAL.............................................           33,875          $962,101,796.86             100.00%



                                                      POOL II
                                                   DELINQUENCIES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
NUMBER OF DAYS DELINQUENT                                   LOANS            LOAN BALANCE            LOAN BALANCE
-------------------------                                   -----            ------------            ------------
0                                                            33,875          $962,101,796.86             100.00%
TOTAL.............................................           33,875          $962,101,796.86             100.00%


                                                      POOL II
                                                   AGE OF LOANS

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
AGE OF LOANS (MONTHS)                                       LOANS            LOAN BALANCE            LOAN BALANCE
---------------------                                       -----            ------------            ------------
Less than 1                                                     7           $   234,572.07               0.02%
 1 -   3                                                        3                51,753.89               0.01
 4 -   6                                                    2,520            78,660,111.87               8.18
 7 -   9                                                    6,805           202,177,256.33              21.01
10 -  12                                                    5,582           161,311,746.52              16.77
13 -  15                                                    5,589           157,330,596.93              16.35
16 -  18                                                    4,784           127,296,770.69              13.23
19 -  21                                                    3,007            75,623,569.31               7.86
22 -  24                                                      647            14,228,651.80               1.48
25 -  27                                                    4,341           128,349,627.16              13.34
28 -  30                                                      473            13,786,048.90               1.43
31 -  33                                                       71             2,062,148.42               0.21
34 -  36                                                       20               483,865.15               0.05
37 -  39                                                       12               290,324.38               0.03
40 and more                                                    14               214,753.44               0.02
TOTAL...........................................           33,875          $962,101,796.86             100.00%



                                                      POOL II
                                         REMAINING TERM TO STATED MATURITY

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
REMAINING TERM TO STATED MATURITY (MONTHS)                  LOANS            LOAN BALANCE            LOAN BALANCE
------------------------------------------                  -----            ------------            ------------
  1 -  60                                                      354          $  2,224,428.21               0.23%
 61 - 120                                                    1,811            28,680,699.16               2.98
121 - 180                                                    5,369           137,269,115.68              14.27
181 - 240                                                    9,801           256,966,061.59              26.71
241 - 300                                                   16,491           532,710,112.43              55.37
301 - 360                                                       49             4,251,379.79               0.44
TOTAL............................................           33,875          $962,101,796.86             100.00%



                                                      POOL II
                                         ORIGINAL TERM TO STATED MATURITY

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
ORIGINAL TERM TO STATED MATURITY (MONTHS)                   LOANS            LOAN BALANCE            LOAN BALANCE
-----------------------------------------                   -----            ------------            ------------
  1 -  60                                                     260         $   1,431,975.24               0.15%
 61 - 120                                                   1,883            29,147,428.40               3.03
121 - 180                                                   5,372           137,313,509.46              14.27
181 - 240                                                   9,816           257,139,941.87              26.73
241 - 300                                                  16,495           532,817,562.10              55.38
301 - 360                                                      49             4,251,379.79               0.44
TOTAL...........................................           33,875          $962,101,796.86             100.00%

                                                      POOL II
                                           TYPES OF MORTGAGED PROPERTIES

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
TYPES OF MORTGAGED PROPERTIES                               LOANS            LOAN BALANCE            LOAN BALANCE
-----------------------------                             ---------      ---------------------     -----------------
2-4 Family                                                    369          $ 10,674,399.63               1.11%
Attached PUD                                                   71             2,288,255.35               0.24
Attached condo                                              1,611            45,921,958.17               4.77
Attached townhouse                                             97             2,688,610.27               0.28
Detached PUD                                                  306             9,742,429.17               1.01
Detached single family                                     31,172           883,757,101.50              91.86
Other                                                         249             7,029,042.77               0.73
TOTAL...........................................           33,875          $962,101,796.86             100.00%


                                                      POOL II
                                             AMORTIZATION TYPE OF LOAN

                                                                                                    PERCENTAGE OF
                                                                         AGGREGATE STATISTICAL       STATISTICAL
                                                          NUMBER OF        CALCULATION DATE        CALCULATION DATE
AMORTIZATION TYPE                                           LOANS            LOAN BALANCE            LOAN BALANCE
-----------------                                           -----            ------------            ------------
Fully Amortizing                                             33,862          $961,673,721.39            99.96%
Balloon                                                          13               428,075.47             0.04
TOTAL.............................................           33,875          $962,101,796.86           100.00%